                                                                   EXHIBIT 10.24


                             CONFIRMATION AGREEMENT


         THIS CONFIRMATION AGREEMENT (this "Agreement") is dated as of December 7, 1999 by the undersigned (collectively, the "Loan Parties"), for the benefit of the Lenders from time to time party to the First Amended and Restated Credit Agreement dated as of December 7, 1999 among Telco Systems, Inc., World Access Holdings, Inc. (collectively the "Borrowers"), Bank of America, N.A., as Administrative Agent for itself ("Administrative Agent") and other Lenders from time to time party thereto ("Lenders") (as amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                                   WITNESSETH:

         The Borrower, the Administrative Agent and Lenders have entered into a First Amended and Restated Credit Agreement of even date herewith.

         Pursuant to the terms of the Credit Agreement, the Loan Parties are required to execute and deliver this Agreement, confirming their obligations under the Loan Papers to which they are a party;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, each of the Loan Parties agrees, ratifies and confirms that each of the Loan Papers described on Schedule 1 hereto to which it is a party remains in full force and effect, and is a valid, binding and enforceable obligation of such Loan Party, unchanged, except to the extent amended hereby, and that any of the Obligations or Obligation (as defined in each of the Loan Papers) secured or guaranteed by the Loan Parties pursuant to the Loan Papers shall include the Obligations as that term is defined in the Credit Agreement. Each of the Loan Parties agrees that it shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may deem necessary or appropriate in connection with this Agreement.

         Each of the Loan Parties agree that all references in the Loan Papers to "Obligations" or "Obligation" shall include obligations of the Borrower, its Subsidiaries, and any other Person under the Credit Agreement, as amended from time to time, and the other Loan Papers, and that all Loan Papers shall be deemed amended by this Agreement.

         The Loan Parties each agree that all references to the "Credit Agreement" in each of the Loan Papers shall be references to the Credit Agreement between the Borrower, the Administrative Agent, and the other Lenders party thereto (as amended, restated, or otherwise modified from time to time), and as amended and restated of even date herewith by the Credit Agreement.

         The Loan Parties each agree that this Agreement is a Loan Papers within the definition thereof in the Credit Agreement.


         THIS AGREEMENT AND ALL OTHER LOAN PAPERS SHALL BE DEEMED TO BE CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND

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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCEPT TO THE
EXTENT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, WHETHER AS NATIONAL BANKS OR OTHERWISE, IN WHICH CASE SUCH CHOICE OF TEXAS LAW SHALL NOT BE DEEMED TO DEPRIVE ADMINISTRATIVE AGENT AND LENDERS OF ANY SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWERS EACH HEREBY WAIVE ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. EACH OF BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER REPRESENTS THAT IT HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         THIS AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THIS AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.



             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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         IN WITNESS WHEREOF, each Obligor has caused this Confirmation Agreement to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first above written.


                                            TELCO SYSTEMS, INC.


                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------

                                            WORLD ACCESS HOLDINGS, INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            WORLD ACCESS, INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            WA TELECOM PRODUCTS CO., INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------

                                            NACT TELECOMMUNICATIONS, INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            RESTOR-AIT, INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            SUNRISE SIERRA, INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            WESTEC COMMUNICATIONS, INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            TELCO SECURITY CORPORATION




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------

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                                            WORLD ACCESS CAPITAL CORP.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            W O R L D           A C C E S S
                                            TELECOMMUNICATIONS GROUP, INC.




                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            CELLULAR INFRASTRUCTURE SUPPLY,
                                            INC.



                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------


                                            G A L A X  Y    P E R S O N A L
                                            COMMUNICATIONS SERVICES, INC.



                                               /s/ Michael F. Mies
                                            ------------------------------------
                                            By:    Michael F. Mies
                                               ---------------------------------
                                            Its:  Vice President and Treasurer
                                                --------------------------------

                                   SCHEDULE 1

                                   Loan Papers


1.       Guaranty dated December 30, 1998 executed by World Access, Inc.

2.       Guaranty dated December 30, 1998 executed by WA Telcom Products Co.,
         Inc.

3.       Guaranty dated December 30, 1998 executed by:

         a.       Cellular Infrastructure Supply, Inc.

         b.       Galaxy Personal Communications Services, Inc.

         c.       NACT Telecommunication, Inc.

         d.       Restor-AIT, Inc.

         e.       Sunrise Sierra, Inc.

         f.       Telco Security Corporation

         g.       Telco Technology, Inc.

         h.       Westec Communications, Inc.

         i.       World Access Capital Corp.

         j.       World Access Telecommunications Group, Inc.

4. Pledge Agreement dated December 31, 1998 executed by WA Telcom Products Co., Inc.

5.       Pledge Agreement dated December 31, 1998 executed by World Access, Inc.

6.       Pledge Agreement dated December 31, 1998 executed by Telco Systems,
         Inc.

7. Pledge Agreement dated December 31, 1998 executed by World Access Holdings, Inc.

8. Security Agreement dated December 31, 1998 executed by WA Telcom Products Co., Inc.

9.       Security Agreement dated December 31, 1998 executed by World Access,
         Inc.

10.      Security Agreement dated December 31, 1998 executed by Telco Systems,
         Inc.

11. Security Agreement dated December 31, 1998 executed by World Access Holdings, Inc.

12.      Security Agreement dated December 31, 1998 executed by:

         a.       Cellular Infrastructure Supply, Inc.

         b.       Galaxy Personal Communications Services, Inc.

         c.       NACT Telecommunication, Inc.

         d.       Restor-AIT, Inc.

         e.       Sunrise Sierra, Inc.

         f.       Telco Security Corporation

         g.       Telco Technology, Inc.

         h.       Westec Communications, Inc.

         i.       World Access Capital Corp.

         j.       World Access Telecommunications Group, Inc.